SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 30, 2004

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                         A.I. RECEIVABLES TRANSFER CORP.
                           (EXACT NAME OF REGISTRANT)

          DELAWARE                   333-110912                22-3674608
    ----------------------       --------------------       ---------------
   (STATE OF INCORPORATION)     (COMMISSION FILE NO.)       (IRS EMPLOYER
                                                             IDENTIFICATION
                                                             NUMBER)

                                101 HUDSON STREET
                              JERSEY CITY, NJ 07302
                    ----------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (201) 631-5400
                          ------------------------------
                         (REGISTRANT'S TELEPHONE NUMBER)

 ITEM  8.01 OTHER EVENTS.
       -----------------

The Registrant is making this filing in connection with (a) Amendment No. 1, dated as of November 30, 2004 (the "2003-1 Amendment") to the Series 2003-1 Supplement, between AICCO Premium Finance Master Trust (the "Trust") and JPMorgan Chase Bank, NA, as successor-in-interest to Bank One, NA, as Trustee (the "Trustee") and (b) Amendment No. 1, dated as of November 30, 2004 (the "2002-1 Amendment" and, together with the 2003-1 Amendment, the "Amendments") to the Series 2002-1 Supplement, between the Trust and the Trustee, amending the related Series Supplements to (i) increase the subordination levels therein and
(ii) make certain changes to conform to the Series 2004-1 Supplement, dated as of May 18, 2004, between the Trust and the Trustee (including changes that remove certain affiliate support features). A form of the Amendment is attached as an exhibit to this Form 8-K.


In connection with and as a consequence of the Amendments, AIG and the Trustee entered into the Termination Agreement, dated as of November 30, 2004, terminating the Indemnity Agreement, dated as of October 15, 2000.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
           ---------------------------------

(c) Exhibit.

   Exhibit 4.1  --  Form of Amendment to Series Supplement

   Exhibit 4.2  --  Termination Agreement, dated as of November 30, 2004 to
                    Indemnity Agreement, dated as of October 14, 2000, as amended, between American International Group and JPMorgan Chase Bank, N.A., as successor-in-interest to Bank One, N.A.



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
                                    SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                             A.I. Receivables Transfer Corp.


Date:  December 6, 2004                       By:  /s/ Michael Vogen
                                                 -------------------------------
                                                 Michael Vogen
                                                 Authorized Signatory







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
                                  EXHIBIT INDEX


   Exhibit No.                         Description
   -----------                         -----------

   Exhibit 4.1  --            Form of Amendment to Series Supplement

   Exhibit 4.2  --            Termination Agreement, dated as of November 30,
                              2004 to Indemnity Agreement, dated as of October
                              14, 2000, as amended, between American
                              International Group and JPMorgan Chase Bank, N.A.
                              as successor-in-interest to Bank One, N.A.







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